UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                                                                           October 14, 2008

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Florida                                                                                                                              050742                                                                                               02-0555904
(State or other jurisdiction of incorporation)                                              (Commission File Number)                                          (IRS Employer Identification No.)

2100 19th Street, Sarasota, FL                                                                                                                            34234
(Address of principal executive offices)                                                                                                               (Zip Code)

Issuer’s telephone number including Area Code                                                                                                                                                             (941) 330-0336

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On October 2, 2008, Bagell, Josephs, Levine & Company, L.L.C. resigned as the independent registered public accounting firm of International Consolidated Companies, Inc. (the “Company”).

Bagell, Josephs, Levine & Company, LLC reported on the Company’s consolidated financial statements for the years ended December 31, 2007 and 2006 and reviewed the Company’s consolidated financial statements for the quarters ended March 31, 2008 and June 30, 2008.  For these periods and up to October 2, 2008, there were no disagreements with Bagell, Josephs, Levine & Company, LLC on any matter of accounting principle or practices, financial statement disclosure, or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bagell, Josephs, Levine & Company, LLC would have caused it to make reference thereto in its report on the financial statements for such years.

The reports of Bagell, Josephs, Levine & Company, L.L.C. on the financial statements of the Company for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Bagell, Josephs, Levine & Company, LLC with a copy of the foregoing disclosure and requested that Bagell, Josephs, Levine & Company, LLC provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item.  A copy of such letter, dated October 3, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 7, 2008, the Company appointed Rosenberg, Rich, Baker, Berman, & Company as its new independent registered public accounting firm for the fiscal year ending December 31, 2008.  During the Company’s two most recent fiscal years and any subsequent interim period prior to the engagement of Rosenberg Rich Baker Berman & Company, neither the Company nor anyone on the Company’s behalf consulted with Rosenberg, Rich, Baker, Berman, & Company regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit Number                          Description

16.1                                              Letter from Bagell, Josephs, Levine & Company, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
Date: October 14, 2008                                                                         INTERNATIONAL CONSOLIDATEDCOMPANIES, INC.

By: /S/ Antonio F. Uccello, III
Antonio F. Uccello, III, President
and Chief Executive Officer